Contractual obligations (Tables)	12 Months Ended
Dec. 31, 2025
Contractual Obligations
Schedule of changes in the contractual obligation

	2025	2024
Balance at the beginning of the year	100,958	117,112
Revenues recognition upon ore delivery	(41,577)	(43,662)
Remeasurement adjustment (i)	24,637	21,084
Interest on contractual obligations – note 10	6,744	6,424
Balance at the end of year	90,762	100,958
Current	18,166	31,686
Non-current	72,596	69,272

(i) As of December 2025, the Company recognized a remeasurement adjustment in its contractual obligations of silver streaming with a corresponding reduction in revenues for an amount of USD 24,637 and an increased in accretion for an amount of USD 6,744 (2024: reduction in revenues for an amount of USD 21,084 and an increase in accretion for an amount of USD 6,424), given the higher long-term prices and the updated mine plan for its Cerro Lindo Mining Unit. According to the Company’s silver streaming accounting policy, prices and changes in the LOM given an update in mine plans are variable considerations and the recognized revenue under the streaming agreement should be adjusted to reflect the updated variables.